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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated September 29, 1998 relating to the financial statements, which appears in ACE*COMM Corporation's Annual Report on Form 10-K for the year ended June 30, 2000.



/s/ PricewaterhouseCoopers LLP

Washington, D.C.
September 29, 2000








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